Pacific Capital Funds
                              Of Cash Assets Trust

                         Supplement to the prospectuses
                               dated July 31, 2001

The material under the caption "Net Asset Value per Share" is revised as follows:

         The net asset value per share for each class of each Fund's shares is determined as of 4:00 p.m. New York time on each day that the New York Stock Exchange and the Custodian are open and on September 14, 2001, regardless of whether or not the New York Stock Exchange or the Custodian are open (a "Business Day"), by dividing the value of the net assets of the Fund allocable to the class (i.e., the value of the assets less liabilities) by the total number of shares of that class of the Fund then outstanding. The price at which a purchase or redemption of shares is effected is the next calculated net asset value after your purchase or redemption order is received in proper form.

                           The date of this supplement
                              is September 14, 2001